Cash and Cash Equivalents and Investments Securities - Summary of Cash and Cash Equivalents and Investments in Short-Term Debt Securities (Detail) - USD ($) $ in Millions	Jun. 30, 2018	Dec. 31, 2017	Jun. 30, 2017	Dec. 31, 2016
Disclosure of detailed information about borrowings [abstract]
Short-term bank deposits	$ 3,319	$ 3,896
Cash and bank accounts	4,651	6,576
Cash and cash equivalents	7,970	10,472
Bank overdrafts	(72)	(117)
Total	$ 7,898	$ 10,355	$ 7,149	$ 8,395